Supplement Dated June 12, 2020
To The Statement of Additional Information
Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

On page 39, in the section, “Trustees and Officers of the Trust,” please delete the table row for Daniel W. Koors in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Daniel W. Koors (50) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to 6/2020)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020 and 10/2011 to 6/2020); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

On page 40, in the section, “Trustees and Officers of the Trust,” please add the following as the last row in the table:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Andrew Tedeschi (55) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2020 to present)
Principal Occupation(s) During Past 5 Years:
Vice President, JNAM (1/2019 to present); Controller, Fund Administration, Harris Associates L.P. (12/2007 to 12/2018); and Vice President (2/2008 to 12/2018), Treasurer (10/2018 to 12/2018), and Assistant Treasurer (2/2008 to 10/2018) of the Oakmark Funds

This Supplement is dated June 12, 2020.